UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 22, 2003
                                                         ----------------


                        NEW YORK COMMUNITY BANCORP, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                         1-31565                06-1377322
------------------------------    -------------------------  -------------------
(State or other jurisdiction       Commission File Number     (I.R.S. Employer
of incorporation or organization)                            Identification No.)





                  615 Merrick Avenue, Westbury, New York 11590
                  --------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (516) 683-4100
                                                           --------------


                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)

                           CURRENT REPORT ON FORM 8-K
                           --------------------------

Item 1.      Changes in Control of Registrant
             --------------------------------

             Not applicable.

Item 2.      Acquisition or Disposition of Assets
             ------------------------------------

             Not applicable.

Item 3.      Bankruptcy or Receivership
             --------------------------

             Not applicable.

Item 4.      Changes in Registrant's Certifying Accountant
             ---------------------------------------------

             Not applicable.

Item 5.      Other Events
             ------------

             On October 22, 2003, New York Community Bancorp, Inc. (the "Company") reported its earnings for the three and nine months ended September 30, 2003 and updated its diluted earnings per share estimates for the full year. The estimates exclude any impact of the Company's pending transactions: its proposed merger with Roslyn Bancorp, Inc. ("Roslyn"), which is expected to take place at the close of business on October 31, 2003, subject to shareholder approval; and the sale of its South Jersey Bank Division to Sun National Bank, which is expected to take place in the fourth quarter of 2003. The earnings release is attached as Exhibit 99.1.

Item 6.      Resignations of Registrant's Directors
             --------------------------------------

             Not applicable.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits
             ------------------------------------------------------------------

             (a) No financial statements of businesses acquired are required.

             (b) No pro forma financial information is required.

             (c) Attached as Exhibit 99.1 is the earnings release issued by the Company for the three and nine months ended September 30, 2003, in which the Company updates its diluted earnings per share estimates for the full year. The estimates exclude any impact of the Company's pending transactions: its proposed merger with Roslyn, which is expected to take place at the close of business on October 31, 2003, subject to shareholder approval; and the sale of its South Jersey Bank Division to Sun National Bank, which is expected to take place in the fourth quarter of 2003.

Item 8.      Change in Fiscal Year
             ---------------------

             Not applicable.

Item 9.      Regulation FD Disclosure
             ------------------------

             Not applicable.

Item 10. Amendments to the Registrant's Code of Ethics, or Waiver of a Provision to the Code of Ethics
             -------------------------------------------------------------

             Not applicable.

Item 11.     Temporary Suspension of Trading Under Registrant's Employee
             Benefit Plans
             -----------------------------------------------------------

             Not applicable.

Item 12.     Results of Operations and Financial Condition
             ---------------------------------------------

             On October 22, 2003, the Company reported its earnings for the three and nine months ended September 30, 2003 and updated its diluted earnings per share estimates for the full year. The estimates exclude any impact of the Company's pending transactions: its proposed merger with Roslyn, which is expected to take place at the close of business on October 31, 2003, subject to shareholder approval; and the sale of its South Jersey Bank Division to Sun National Bank, which is expected to take place in the fourth quarter of 2003. The earnings release is attached as Exhibit 99.1.

                                    SIGNATURE
                                    ---------



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


October 22, 2003                       NEW YORK COMMUNITY BANCORP, INC.
------------------------
         Date
                                       /s/ Joseph R. Ficalora
                                       -----------------------------
                                       Joseph R. Ficalora
                                       President and Chief Executive Officer

                                  EXHIBIT INDEX
                                  -------------



99.1 Earnings release for the three and nine months ended September 30, 2003, dated October 22, 2003.